WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED July 7, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2014, OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Class I (WAIIX)

The following replaces corresponding disclosure pertaining to Class I shares in the fund’s Summary Prospectus and Prospectus.

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	None
Small account fee[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Class I
Management fees	0.20
Distribution and/or service (12b-1) fees	None
Other expenses	0.20[2]
Total annual fund operating expenses	0.40

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	41	129	225	506

Please retain this supplement for future reference.

WASX016572